SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                               January 10, 1995
               Date of Report (Date of Earliest Event Reported)

                          INTERNATIONAL PAPER COMPANY
            (Exact name of Registrant as specified in its charter)

New York                           1-3157                      13-0872805
(State of                          (Commission                 (IRS Employer
Incorporation)                     File)                       Identification
                                                               Number)

                 Two Manhattanville Road, Purchase, NY  10577
                   (Address of Principal executive offices)

                                 914-397-1500
                                (Telephone No.)


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

              N/A

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              N/A

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              N/A

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              N/A

ITEM 5.       OTHER EVENTS

              Two television interviews by Mr. John A. Georges, Chairman and CEO of International Paper Company: (1) January 10, 1995 on the program Money Wheel at 2:00 p.m. on CNBC-TV; and (2) on January 13, 1995 on the program Bloomberg Business News at 6:00 a.m. on PBS-TV.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS

              N/A

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial Statements:

              N/A

              (b) Pro Forma Financial Information:

              N/A

                                       2

              (c) Exhibits:

                     (99) (a) Transcript of a television interview on the
                          program Money Wheel at 2 p.m. on January 10, 1995 on CNBC-TV.

                          (b) Transcript of a television interview on the program Bloomberg Business News at 6:00 a.m. on January 13, 1995 on PBS-TV.

ITEM 8.       CHANGES IN FISCAL YEAR


              N/A

                                       3

                                  Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INTERNATIONAL PAPER COMPANY
                                          (Registrant)

Date:  January 17, 1995                   /s/ SYVERT E. NERHEIM
       Purchase, NY                       Syvert E. Nerheim
                                          Assistant Secretary

                                       4

                                 EXHIBIT INDEX

              (99) (a) Transcript of a television interview on the program Money Wheel at 2 p.m. on January 10, 1995 on CNBC-TV.

                    (b) Transcript of a television interview on the program Bloomberg Business News at 6:00 a.m. on January 13, 1995 on PBS-TV.